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                                   EXHIBIT 22

        KAUFMAN AND BROAD HOME CORPORATION AND CONSOLIDATED SUBSIDIARIES

                          SUBSIDIARIES OF THE COMPANY

     The following subsidiaries of the Company were included in the November 30, 1999 consolidated financial statements:

                                                         PERCENTAGE OF VOTING
                                                       SECURITIES OWNED BY THE
                                                       COMPANY OR A SUBSIDIARY
                                                            OF THE COMPANY
NAME OF COMPANY                                        -----------------------
Arizona
Kaufman and Broad Home Sales of Arizona, Inc. .......             100
Kaufman and Broad Home Sales of Tucson, Inc. ........             100
Kaufman and Broad of Arizona, Inc. ..................             100
Kaufman and Broad of Tucson, Inc. ...................             100
California
Affordable Multi-Family, Inc. .......................             100
Branching Tree Corp. ................................             100
Cable Associates, Inc. ..............................             100
Custom Decor, Inc. ..................................             100
First Northern Builders Servicing, Inc. .............             100
Fullerton Affordable Housing, Inc. ..................             100
Gateway Town Center Investors, Inc. .................             100
KBASW Mortgage Acceptance Corporation................             100
KBI/Mortgage Acceptance Corporation..................             100
KBMH Capital, Inc....................................             100
KBMH Construction, Inc. .............................             100
KBMH Property Management, Inc........................             100
KBRAC IV Mortgage Acceptance Corporation.............             100
Kaufman and Broad Architecture, Inc..................             100
Kaufman and Broad -- Central Valley, Inc. ...........             100
Kaufman and Broad Coastal, Inc. .....................             100
Kaufman and Broad Communities, Inc. .................             100
Kaufman and Broad Development Group..................             100
Kaufman and Broad Embarcadero, Inc. .................             100
Kaufman and Broad Holdings, Inc. ....................             100
Kaufman and Broad Home Sales, Inc. ..................             100
Kaufman and Broad Home Sales of Northern California,
  Inc. ..............................................             100
Kaufman and Broad Insurance Agency, Inc. ............             100
Kaufman and Broad International, Inc. ...............             100
Kaufman and Broad Land Company.......................             100
Kaufman and Broad Land Development Venture, Inc. ....             100
Kaufman and Broad -- Monterey Bay, Inc...............             100
Kaufman and Broad -- Moreno/Perris Valleys, Inc. ....             100
Kaufman and Broad Multi-Family, Inc. ................             100
Kaufman and Broad Multi-Housing Group, Inc...........             100
Kaufman and Broad North Stockton, Inc. ..............             100
Kaufman and Broad of Northern California, Inc. ......             100
Kaufman and Broad of Sacramento, Inc. ...............             100
Kaufman and Broad of San Diego, Inc. ................             100
Kaufman and Broad of Southern California, Inc. ......             100
Kaufman and Broad of Utah, Inc.......................             100

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
                                                         PERCENTAGE OF VOTING
                                                       SECURITIES OWNED BY THE
                                                       COMPANY OR A SUBSIDIARY
                                                            OF THE COMPANY
NAME OF COMPANY                                        -----------------------
Kaufman and Broad Patterson, Inc. ...................             100
Kaufman and Broad Properties.........................             100
Kaufman and Broad -- South Bay, Inc. ................             100
KB Holdings One, Inc. ...............................             100
Kent Land Company....................................             100
Kingsbay Escrow Company..............................             100
Lewis Homes Management Corp. ........................             100
Mather Housing Company, LLC..........................             100
Multi-Housing G.P. VI, Inc. .........................             100
Multi-Housing G.P. VIII, Inc. .......................             100
Multi-Housing G.P. X, Inc. ..........................             100
Multi-Housing G.P. XII...............................             100
Multi-Housing G.P. XIV...............................             100
Multi-Housing G.P. XVIII, Inc. ......................             100
Multi-Housing G.P. XX, Inc. .........................             100
Multi-Housing G.P. XXII, Inc. .......................             100
Multi-Housing G.P. XXIV, Inc. .......................             100
Multi-Housing Investments, Inc. .....................             100
Simi Affordable Housing, Inc. .......................             100
Colorado
Kaufman and Broad of Colorado, Inc. .................             100
Delaware
Eden Land Development Corp. .........................             100
Estes Homebuilding Co. ..............................             100
General Homes Corporation............................             100
General Homes of Arizona.............................             100
General Homes of Dallas..............................             100
General Homes of Florida.............................             100
General Homes of Houston.............................             100
General Homes Development LLC........................             100
GH Homebuilding Holdings, Inc. ......................             100
HomeSafe Escrow Company..............................             100
International Mortgage Acceptance Corporation........             100
Kaufman and Broad Development Company................             100
Kaufman and Broad Limited............................             100
KBHC Financing I.....................................               3
LDC Arctic LLC.......................................             100
LHC Arctic LLC.......................................             100
LHE Arctic LLC.......................................             100
LHN Arctic LLC.......................................             100
LP Arctic LLC........................................             100
Rate One Associates, Inc. ...........................             100
Rate One Holdings, Inc. .............................             100
rateOne Home Loans, LLC..............................             100
Illinois
Kaufman and Broad Mortgage Company...................             100
Kaufman and Broad of Illinois, Inc. .................             100

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
                                                         PERCENTAGE OF VOTING
                                                       SECURITIES OWNED BY THE
                                                       COMPANY OR A SUBSIDIARY
NAME OF COMPANY                                             OF THE COMPANY
                                                       -----------------------
Massachusetts
Kaufman and Broad Homes, Inc. .......................             100
Michigan
Keywick, Inc. .......................................             100
Minnesota
Kaufman and Broad Custom Homes, Inc. ................             100
Nevada
Desert Inn Development, LLC..........................             100
Kaufman and Broad Home Sales of Nevada, Inc. ........             100
Kaufman and Broad Home Sales of Reno, Inc. ..........             100
Kaufman and Broad of Nevada, Inc. ...................             100
Kaufman and Broad of Reno, Inc. .....................             100
KB Spring Mountain, Inc. ............................             100
Lewis Homes -- Carlyle Venture L.L.C. ...............             100
New Mexico
Kaufman and Broad Home Sales of New Mexico, Inc. ....             100
Kaufman and Broad of New Mexico, Inc. ...............             100
New York
Kaufman and Broad Homes of Long Island, Inc. ........             100
Texas
Eden Corporation.....................................             100
Envirographic, Inc. .................................             100
FGMC.................................................             100
Hallmark Residential Group, Inc......................             100
Kaufman and Broad Insurance Agency of Texas Holdings,
  Inc................................................             100
Kaufman and Broad Lone Star, LP......................             100
Kaufman and Broad of Texas, Ltd......................             100
Kaufman and Development of Texas, L.P................             100
KBSA, Inc. ..........................................             100
Rayco Land Development, Inc..........................             100
San Antonio Title Co. ...............................             100
Satex Properties, Inc. ..............................             100
Quoin Investments, Inc. .............................             100
Canadian
Margreen Investments, Inc. ..........................             100
3238865 Canada Inc...................................             100
French
Gie KB...............................................             100
Kaufman and Broad Developpement S.A. ................             100
Kaufman and Broad France S.A.........................             100
Kaufman and Broad Promotion Maisons Individuelles
  S.A................................................             100
Kaufman and Broad Renovation S.A.R.L.................             100
LMP Chancy S.A.R.L. .................................             100
Millet S.A.R.L. .....................................             100
Park S.A. ...........................................             100
SMCI Developpement...................................             100
Mexican
Kaufman y Broad de Mexico............................             100

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
                                                         PERCENTAGE OF VOTING
                                                       SECURITIES OWNED BY THE
                                                       COMPANY OR A SUBSIDIARY
                                                            OF THE COMPANY
NAME OF COMPANY                                        -----------------------
Kaufman y Broad Asesoria Administrativa..............             100
Operadora Los Robles.................................             100
Desarrollos Los Robles...............................             100